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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)    August 19, 2002
                                              ---------------

 Republic Technologies International Holdings, LLC
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(Exact name of registrant as specified in its chapter)

 Delaware                            333-90709-04             34-1902647
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

  3770 Embassy Parkway
  Akron, Ohio                                                      44333-8367
  -------------                                                    ----------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code     (330) 670-3000
                                                       --------------

       N/A
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(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

Republic Engineered Products LLC (the "Company"), a company sponsored by KPS Special Situations Fund, L.P. and Hunt Investment Group, L.P., announced today it has completed the acquisition of a substantial portion of the assets of Republic Technologies International LLC pursuant to a Section 363 sale of assets in a Chapter 11 bankruptcy proceeding.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Exhibit
-----------       -------
99.5              Republic Engineered Products LLC Press Release dated
                  August 16, 2002
99.6              KPS Special Situations Fund, L.P. Press Release dated
                  August 16, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Republic Technologies International Holdings, LLC
                              -------------------------------------------------
                                                  (Registrant)

Date    August 19, 2002                     By /s/ Joseph A. Kaczka
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                                                   (Signature)